UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CTI BioPharma Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[            ], 2015

Dear Shareholder:

You are cordially invited to attend the CTI BioPharma Corp. (the “Company”, “we”, “us” or “our”) Special Meeting of Shareholders, which will be held at [            ] a.m. Pacific Time (PT), on [            ], 2015, at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A.

Information concerning the business to be conducted at this meeting is included in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

If you are an Italian shareholder who does not hold shares in record name (i.e., you hold shares through an Italian bank), you may obtain a copy of the Proxy Statement and a proxy card from any of the following places:

•	the office of the Italian branch of our subsidiary, CTI Life Sciences Limited (Attention: Ms. Laura Villa), at Via Amedei 8, 20123 Milan, Italy;

•	the office of any of the depository banks having our shares in their accounts, subject to their availability to provide a copy of the Proxy Statement and/or the proxy card;

•	the website of the Securities and Exchange Commission at http://www.sec.gov; or

•	the Company’s website at http://www.ctibiopharma.com.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the meeting, it is important that your shares be represented.

If you received a paper copy of the proxy materials by mail, you may vote your shares by proxy by doing any one of the following: vote at the Internet site address listed on your proxy or voting instruction card; call the toll-free number listed on your proxy or voting instruction card; or sign, date and return in the pre-addressed envelope provided with the enclosed proxy or voting instruction card. We urge our Italian shareholders to request and return an Italian proxy card, together with a completed certification of participation in the Italian Central Depository System. If your shares are held in a bank or brokerage account in the United States or if you are registered directly with us as the record holder of your shares, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions.

On behalf of the Board of Directors and management, I would like to express our appreciation for your support of CTI BioPharma Corp.

Sincerely,

James A. Bianco, M.D. President and Chief Executive Officer Shareholder

CTI BioPharma Corp., 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A.

CTI BIOPHARMA CORP.

Notice of Special Meeting of Shareholders

[            ], 2015

To the Shareholders of CTI BioPharma Corp.:

The Special Meeting of Shareholders (the “Special Meeting”) of CTI BioPharma Corp. (the “Company”) will be held at [            ] a.m. Pacific Time (PT), on [            ], 2015, at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A., for the following purposes:

(1)	to approve an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 215,333,333 to 315,333,333 and to increase the total number of authorized shares of common stock from 215,000,000 to 315,000,000 (“Proposal 1”);

(2)	to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1 (“Proposal 2”); and

(3)	to transact such other business as may properly come before the Special Meeting and all adjournments and postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has approved the proposals described in the Proxy Statement and recommends that you vote “FOR” each of Proposal 1 and Proposal 2.

All shareholders are cordially invited to attend the Special Meeting. Only shareholders of record at the close of business on [            ], 2015, the record date fixed by the Board of Directors of the Company, are entitled to notice of, and to vote at, the Special Meeting and all adjournments and postponements thereof. A complete list of shareholders entitled to notice of, and to vote at, the Special Meeting will be open to examination by the shareholders, or their agent or attorney, beginning ten (10) days prior to the Special Meeting for any purpose germane to the Special Meeting during normal business hours at the office of the Corporate Secretary of the Company at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A.

If you are an Italian shareholder who does not hold shares in record name (i.e., you hold shares through an Italian bank), you may obtain a copy of the Proxy Statement and a proxy card from any of the following places:

•	the office of the Italian branch of our subsidiary CTI Life Sciences Limited (Attention: Ms. Laura Villa), at Via Amedei 8, 20123 Milan, Italy;

•	the office of any of the depository banks having our shares in their accounts, subject to their availability to provide a copy of the Proxy Statement and/or the proxy card;

•	the Securities and Exchange Commission website at http://www.sec.gov; or

•	our website at http://www.ctibiopharma.com.

The Proxy Statement will be available for our Italian shareholders at least twenty (20) days before the Special Meeting date of [            ], 2015.

Whether or not you intend to be present at the Special Meeting, your vote is important to us. If you received a paper copy of the proxy materials by mail, you may vote your shares by proxy by doing any one of the following: vote at the Internet site address listed on your proxy or voting instruction card; call the toll-free number listed on your proxy or voting instruction card; or sign, date and return in the pre-addressed envelope provided with the enclosed proxy or voting instruction card.

If you are one of our Italian shareholders, please remember to print an Italian proxy card from our website, or any of the locations listed in the Proxy Statement, sign and date the Italian proxy card, request a certification of participation in the Italian Central Depository System from your broker and include the Italian proxy card and certification of participation in the same envelope or telecopy them together to the facsimile number provided on the Italian proxy card (see page 3 for more information on Italian voting procedures) in order for your shares to be counted. If your shares are held in a bank or brokerage account in the United States, or if you are registered directly with us as the record holder of your shares, you may be eligible to vote your proxy electronically or by telephone. Please refer to the enclosed voting form for instructions.

By Order of the Board of Directors,

Louis A. Bianco
Executive Vice President, Finance & Administration

Seattle, Washington

[            ], 2015

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting, Which Will Be Held on [            ], 2015:

This Notice and the Proxy Statement are available on the Company’s website at

http://www.ctibiopharma.com

CTI BIOPHARMA CORP.

3101 Western Avenue, Suite 600

Seattle, Washington 98121

PROXY STATEMENT

PROXY SUMMARY

This summary highlights information described in more detail elsewhere in this Proxy Statement. It does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are provided to help you find further information.

The Special Meeting of Shareholders (the “Special Meeting”) of CTI BioPharma Corp. (the “Company”, “we”, “us” and “our”) will be held at the following time and location:

Date and Time:	[ ], 2015 [ ] a.m. Pacific Time

Location:	CTI BioPharma Corp. 3101 Western Avenue, Suite 600 Seattle, Washington 98121, U.S.A.

Delivery of Proxy Materials (page 3)

On or about [            ], 2015, proxy materials for the Special Meeting, including this Proxy Statement, are being made available to shareholders entitled to vote at the Special Meeting.

Eligibility to Vote (page 6)

You may vote if you were a shareholder of record at the close of business on [            ], 2015 (the “record date”).

How to Cast Your Vote (for non-Italian shareholders) (page 7)

•	If you receive a proxy card or voting instruction card, log on to the Internet site address listed on your proxy or voting instruction card and follow the instructions, using the Control Number shown on the proxy or voting instruction card, until 11:59 p.m. Eastern Time on [ ], 2015;

•	If you receive a proxy card or voting instruction card, call the telephone number and follow the instructions shown on the proxy or voting instruction card, using the Control Number shown on the card, until 11:59 p.m. Eastern Time on [ ], 2015;

•

If you receive a proxy or voting instruction card, mark, sign and date the card and promptly return it in the prepaid envelope so that it is received prior to the adjournment of the Special Meeting on [            ], 2015; and

•	In person, if you are a shareholder of record, by voting your shares at the Special Meeting. If your shares are held in the name of a broker, bank or other nominee, you must obtain a legal proxy, executed in your favor, by the broker, bank or other nominee that holds your shares to bring to the meeting.

If you are an Italian shareholder (as such term is defined below), please refer to the section entitled “General Information Regarding the Special Meeting and Voting—Important Information for our Shareholders in Italy about Voting Procedures” for information pertaining to applicable voting procedures.

Summary of Voting Matters

At the Special Meeting, the shareholders will be asked to vote upon the following matters:

	Board Vote Recommendation	Page Reference
1. Approval of an amendment to our amended and restated articles of incorporation to increase the total number of authorized shares from 215,333,333 to 315,333,333 and to increase the total number of authorized shares of common stock from 215,000,000 to 315,000,000.	FOR	9
2. Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1.	FOR	13

GENERAL INFORMATION REGARDING THE SPECIAL MEETING AND VOTING

General

This Proxy Statement and the accompanying form of proxy card are furnished in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at our Special Meeting, which will be held at [            ] a.m. Pacific Time (PT), on [            ], 2015, at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A., and at any adjournment or postponement thereof.

At the Special Meeting, shareholders will be asked to:

(1)	approve an amendment to our amended and restated articles of incorporation, as amended (the “Articles of Incorporation”), to increase the total number of authorized shares from 215,333,333 to 315,333,333 and to increase the total number of authorized shares of common stock from 215,000,000 to 315,000,000 (“Proposal 1”);

(2)	approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1 (“Proposal 2,” and together with Proposal 1, the “Proposals”); and

(3)	transact such other business as may properly come before the Special Meeting and all adjournments and postponements thereof.

Shareholder approval of Proposal 1 is required by statutes or regulations applicable to us based on our incorporation in the State of Washington.

This Proxy Statement and the accompanying proxy card are being first mailed to shareholders holding shares in record name on or about [            ], 2015.

Important Information for our Shareholders in Italy about Voting Procedures

If you hold shares of our common stock as a result of a merger with Novuspharma S.p.A. or if you acquired shares of our common stock through an account with an Italian bank on the Mercato Telematico Azionario stock market in Italy, you most likely hold these shares indirectly through the facilities of the Monte Titoli, S.p.A., the Italian central clearing agency (“Monte Titoli”), and through the banks and brokers participating in the Monte Titoli system (unless you or your broker has taken action to remove your shares from the Monte Titoli system and requested to have shares registered in your name). Persons holding shares of our common stock through Monte Titoli are referred to as our shareholders in Italy or our Italian shareholders in this Proxy Statement. Monte Titoli, in turn, holds these shares of our common stock through the U.S. clearing agency, the Depository Trust Company (“DTC”). Pursuant to U.S. law, DTC will transfer its voting power over the shares in Monte Titoli’s account to Monte Titoli. Monte Titoli has agreed with us that it will re-transfer its voting power over such shares to the persons holding certifications of participation (each, a “Certification”) in the Italian Central Depository System issued pursuant to Italian law (Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and the Commissione Nazionale per le Società e la Borsa (“CONSOB”) on February 22, 2008).

In order to increase the number of shares owned by our Italian shareholders that vote at the Special Meeting so that we can achieve a quorum and take action at the Special Meeting and facilitate voting regarding the Proposals, all of which has been difficult in the past, we have requested that certain Italian banks, in the absence of the shareholder’s instructions to the contrary, make book-entry transfers of our common stock, in part or all of the shares, held in the name of and in the customer’s account by such banks to an account opened in the name of the same banks at a U.S. broker-dealer on the record date. Under the securities laws of the U.S. and the applicable rules (the “NYSE Rules”) of the New York Stock Exchange (the “NYSE”), which apply to all NYSE-licensed brokers who have record ownership of listed company stock (including stock such as ours that is listed on The NASDAQ Stock Market), this will permit such U.S. broker-dealers who hold shares transferred to them from Italian banks to vote these shares for certain routine matters to be presented at the Special Meeting to the extent that the Italian shareholders have not instructed their broker to vote the shares pursuant to the procedures provided for in this Proxy Statement and on the proxy card prepared for our shareholders in Italy, which may be obtained from our website at http://www.ctibiopharma.com. See “Quorum, Required Vote, Abstentions and Broker Non-Votes” below for additional information. Our Italian shareholders will, however, maintain their right to instruct the U.S. broker-dealer so that the broker-dealer refrains from taking any action in relation to such shareholder’s shares, including voting the shares. Accordingly, if you do not vote your shares by valid proxy or you do not provide any specific instruction in relation thereto on or before the date of the Special Meeting and your shares are held through an Italian bank participating in this transfer procedure, your shares will be voted by the U.S. broker-dealer on routine matters at the Special Meeting pursuant to the discretionary authority granted to them under Rule 452 of the NYSE. However, you may still vote your shares yourself as provided below.

Copies of this Proxy Statement may be obtained by our Italian shareholders from any of the following places:

•	the office of the Italian branch of our subsidiary CTI Life Sciences Limited (Attention: Ms. Laura Villa), at Via Amedei 8, 20123 Milan, Italy;

•	the office of any of the depository banks having our shares in their accounts, subject to their availability to provide a copy of the Proxy Statement and/or the proxy card;

•	the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov; or

•	our website at http://www.ctibiopharma.com.

This Proxy Statement will be available for our Italian shareholders at least twenty (20) days before the Special Meeting date of [            ], 2015. All of our shareholders, including our Italian shareholders, are cordially invited to attend the Special Meeting. If you hold shares of our common stock in Italy through Monte Titoli, your broker is required by Italian law, upon your request, to provide you with a Certification in the Italian Central Depository System.

Italian shareholders who have requested and received a Certification may vote in the following manner:

•	In person. You may attend the Special Meeting and vote in person. To do so, please present your Certification at the door, together with proof of your identity.

•

By mail or facsimile. You may print an Italian proxy card from our website at http://www.ctibiopharma.com (or make a copy the Italian proxy card reported at the bottom of the Definitive Proxy Statement) and use that proxy card to vote by mail or facsimile. Please mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card or by facsimile to the facsimile number shown on the card by the deadline shown on the card. Your name as you write it on your Italian proxy card must exactly match your name as printed on your Certification. Italian privacy law prevents us from learning in advance the names of the persons holding Certifications. Thus, you must include your Certification (or a complete copy) in the same envelope as your Italian proxy card in order for your vote to be counted (that is, in order to prove to our inspector of election that you have the right to vote).

•

By proxy. You may name another person as a substitute proxy by any means permitted by Washington law and our amended and restated bylaws (“Bylaws”). That substitute proxy may then attend the Special Meeting, provided that he or she provides your Certification or a complete copy thereof, together with your written authorization naming such person as your proxy, to our inspector of election at the Special Meeting in order to verify the authenticity of your proxy designation.

We strongly encourage our Italian shareholders to obtain a Certification and an Italian proxy card and submit them by mail to the address shown on the Italian proxy card or, if possible, send by facsimile to the facsimile number shown on the Italian proxy card. A significant percentage of our shares are held by persons in Italy. If our Italian shareholders do not take the time to vote, then we will not be able to obtain a quorum, in which case we would be unable to conduct any business at the Special Meeting, and will not be able to obtain approval of the Proposals. Your vote is important. Please obtain a Certification and an Italian proxy card and vote today.

For future meetings, an Italian shareholder may also vote via Internet or by phone if the shares owned by such Italian shareholder are held directly by a U.S. brokerage account in that shareholder’s name. If you are an Italian shareholder and wish to use this method of voting for future meetings, then prior to the record date for such future meeting you will need to instruct your bank to transfer your shares to a U.S. brokerage account (to be held in your name and for your account). Once your shares are held by a U.S. broker-dealer in your name, you will receive the Special Meeting documentation for any future meetings (including the Proxy Statement) at your address, together with a security code and instructions on how to vote your shares through the relevant website or by calling the telephone number provided in connection with that meeting. You will not need to transfer your shares before every meeting; once the transfer has been made and your shares are held in a U.S. brokerage account, you will be able to vote your shares via Internet or phone for all future meetings so long as your shares continue to be held in a U.S. brokerage account. If you wish to make such a transfer to allow voting via Internet or phone for future meetings, please contact your bank to understand the procedure and the costs associated with that transfer. Please note that you will be required by your bank to bear the costs relating to such a transfer, including those debited or claimed by the U.S. broker-dealer for the management of the account in the U.S.

Our Italian shareholders who are registered directly with us as a record holder (i.e., you hold your shares in registered form) may also vote via Internet or by phone. If you do not hold your shares in registered form, you may request to be registered directly with us as a record holder, which will entitle you to receive shareholder materials for future meetings directly at your address as indicated in the registration. If you are interested in having your shares registered directly with us for the purposes of receiving shareholder information directly for future meetings, please contact your bank for more information on the procedures required for such registration, which would include, among other things, the submission of a registration request (together with a Certification) to our transfer agent, the removal of your shares from Monte Titoli’s account and the transfer of such shares to the U.S. directly in your name. Please note that registration in our shareholder books may require you to take additional steps if and when you decide to dispose of your shares.

Board Recommendation

The Board recommends that you vote your shares:

•	“FOR” amendment of our Articles of Incorporation to increase the total number of shares authorized and the total number of authorized shares of common stock (Proposal 1); and

•	“FOR” adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies (Proposal 2).

Solicitation of Proxies

This solicitation is made on behalf of the Board. All expenses in connection with the solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers, directors or other regular employees may solicit proxies by telephone, facsimile, electronic communication or in person. These individuals will not receive any additional compensation for these services. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, plus customary disbursements, which are not expected to exceed $35,000 in the aggregate.

Record Date, Eligibility to Vote, Voting Rights and Outstanding Shares

Only shareholders of record on our shareholder books at the close of business on the record date of [            ], 2015 (the “record date”) will be entitled to notice of, and to vote at, the Special Meeting. Each holder of record of our common stock, no par value per share, outstanding on the record date will be entitled to one vote per share on all matters to be voted upon at the Special Meeting. As of the close of business on the record date, there were [            ] shares of our common stock issued and outstanding. As of the close of business on the record date, we do not have any other class of voting securities outstanding.

Dissenters Rights or Appraisal Rights

Pursuant to applicable Washington law, there are no dissenters or appraisal rights relating to the matters to be acted upon at the Special Meeting.

Quorum, Required Vote, Abstentions and Broker Non-Votes

Overview

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes and abstentions. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal. Properly executed proxy cards that are marked “abstain” on any proposal will be treated as abstentions for that proposal.

Broker non-votes occur when a broker holding shares for a beneficial owner does not vote on a particular matter because such broker does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner. Brokers typically do not have discretionary authority to vote on non-routine matters. Under the NYSE Rules, brokers have discretionary authority to vote on routine matters when they have not received timely voting instructions from the beneficial owner. Proposal 1 and Proposal 2 are considered “routine” matters under NYSE Rules and, as such, we do not expect to receive any broker non-votes at the Special Meeting.

Quorum

A quorum of shareholders must be established at the Special Meeting in order to transact business at the Special Meeting. Under the Washington Business Corporation Act, a quorum may be established in one of two ways. Pursuant to the first quorum standard, the presence in person, by telephone or by proxy of the holders of at least one-third of the shares outstanding and entitled to vote at the Special Meeting constitutes a quorum (“Quorum Standard 1”). Therefore, we will need at least [            ] shares of our common stock present in person, by telephone or by proxy at the Special Meeting for a quorum pursuant to Quorum Standard 1 to be established. Alternatively, we may establish a quorum under a second quorum standard, which requires that a majority of the shares outstanding and entitled to vote at the Special Meeting, other than shares held of record by DTC and credited to the account of stock depositories located in a member state of the European Union (“E.U.”), must be present in person, by telephone or by proxy at the Special Meeting, provided the number of votes comprising such majority equals or exceeds one-sixth of the shares outstanding and entitled to vote at the Special Meeting (“Quorum Standard 2”). As of the close of business on the record date, there were [                ] shares of our common stock issued and outstanding other than shares held of record by DTC and credited to the account of stock depositories located in a member state of the E.U. Accordingly, [                ] of the shares of our common stock, other than shares held of record by DTC and credited to the account of stock depositories located in a member state of the E.U., must be present in person, by telephone or by proxy at the Special Meeting for Quorum Standard 2 to be established. All shares of our common stock are eligible to vote for the Proposals. Under Quorum Standard 2, certain shares are not counted for quorum purposes. However, even if a quorum is established under Quorum Standard 2, all shares are eligible to vote and all such votes will be counted.

In addition to the quorum requirements under the Washington Business Corporation Act, our Bylaws provide that a quorum shall consist of shareholders representing, either in person or by proxy, one-third of the votes entitled to be cast on the matter by each voting group at the Special Meeting. Therefore, we will need at least [                ] shares of our common stock present, in person or by proxy, to establish a quorum pursuant to our Bylaws. In the absence of a quorum, the Chairman of the Special Meeting may adjourn the Special Meeting.

Abstentions will be counted in determining whether a quorum is present, except that abstentions of shares credited to the account of stock depositories located in a member state of the E.U. (including shares that are held through Monte Titoli) and not transferred in accordance with the procedure described above under the heading “Important Information for our Shareholders in Italy about Voting Procedures” above will not be counted in determining whether a quorum is present for purposes of establishing Quorum Standard 2.

Vote Required and Effect of Abstentions and Broker Non-Votes on Vote

Proposal 1

The affirmative vote of a majority of votes cast that are present in person, by telephone or by proxy, is required to approve Proposal 1, provided that the affirmative vote for Proposal 1 equals or exceeds 15% of the votes entitled to be cast.

If the affirmative vote does not equal or exceed 15% of the votes entitled to be cast, abstentions will have the effect of votes cast against Proposal 1. However, if the affirmative vote equals or exceeds the 15% threshold, then abstentions will not have the effect of votes cast against Proposal 1.

Proposal 1 is considered to be a routine matter under the NYSE Rules and, accordingly, if you do not instruct your broker on how to vote the shares in your account for Proposal 1, brokers will be permitted to exercise their discretionary authority to vote for such proposal. Accordingly, we do not expect there will be any broker non-votes with respect to Proposal 1.

Proposal 2

The affirmative vote of a majority of votes cast that are present in person, by telephone or by proxy is required to approve Proposal 2. Abstentions with respect to Proposal 2 will not be counted as a vote cast on such proposal and therefore will not be counted in determining the outcome of Proposal 2. Proposal 2 is considered to be a routine matter under the NYSE Rules and, accordingly, if you do not instruct your broker on how to vote the shares in your account for Proposal 2, brokers will be permitted to exercise their discretionary authority to vote for such proposal. Accordingly, we do not expect there will be any broker non-votes with respect to Proposal 2.

Methods of Voting (for holders of shares that are registered in the name of a bank or brokerage firm in the United States)

You may vote by proxy or in person at the Special Meeting. To vote your shares in person at the Special Meeting, you must obtain a legal proxy from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Special Meeting. You may vote your shares by proxy by doing any one of the following: vote at the Internet site address listed on your proxy or voting instruction card; call the toll-free number listed on your proxy or voting instruction card; or mail your signed and dated proxy or voting instruction card to our tabulator in the pre-addressed envelope provided. Even if you plan to attend the Special Meeting, we recommend that you vote by proxy prior to the Special Meeting.

Deadline to Vote Shares

If you are a shareholder of record who holds shares in record name your proxy must be received by telephone or the internet by 11:59 p.m. ET on [            ], 2015 in order for your shares to be voted at the Special Meeting. You also have the option of completing, signing, dating and returning the proxy card enclosed with the

Proxy Statement so that it is received prior to the adjournment of the Special Meeting on [            ], 2015 in order for your shares to be voted at the Special Meeting. If you hold your shares through a broker, bank or other nominee (e.g. as a beneficial owner), please comply with the deadlines included in the voting instruction card provided by the bank, broker or other nominee that holds your shares.

If you are an Italian shareholder who does not hold shares in record name and who has requested and received a Certification, and you are not intending to vote in person or by proxy, you may print an Italian proxy card from our website at http://www.ctibiopharma.com (or make a copy the Italian proxy card reported at the bottom of the Definitive Proxy Statement) and use that proxy card to vote by mail or facsimile. For such purposes you must mark your votes on the Italian proxy card and return it and your Certification by mail to the address shown on the card or by facsimile to the facsimile number shown on the card by [             ], 2015.

Revocability of Proxies

You may change your vote or revoke your proxy at any time before your proxy is voted at the Special Meeting. Any shareholder of record executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter by delivering written notice of revocation of your proxy to our Corporate secretary, Louis A. Bianco, at our principal executive offices, or by executing and delivering another proxy dated as of a later date or by voting in person at the Special Meeting. For shares held through a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your broker, bank or other nominee, or by obtaining a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Special Meeting.

Attendance at the Special Meeting will not, by itself, revoke a proxy. For our Italian shareholders, any written notice of revocation or another proxy, in either case dated as of a later date, must also be accompanied by another Certification.

Absence of Specific Voting Instruction; Additional Matters That May Come Before Special Meeting

If a quorum is established at the Special Meeting, all shares of our common stock represented by properly executed proxies that are not revoked will be voted in accordance with the instructions, if any, given therein. Proxy cards that are signed and returned without specifying a vote or an abstention on any proposal specified therein will be voted according to the recommendations of the Board on such proposals, which recommendations are in favor of each of the Proposals, and will be voted, in the proxies’ discretion, upon such other matter or matters that may properly come before the Special Meeting and any such postponements or adjournments thereof. As of the date of this Proxy Statement, we know of no other business that will be presented for action at the Special Meeting. All proxy cards, whether received prior to or after the original date of the Special Meeting, will be valid as to any postponements or adjournments of the Special Meeting.

Voting Agreement

At the time of our merger with Novuspharma, S.p.A., we entered into an agreement with Monte Titoli in order to ensure that persons receiving beneficial interests in shares of our common stock as a result of the merger or subsequently acquiring shares of our common stock through an account with an Italian bank on the Mercato Telematico Azionario stock market in Italy would be able to vote those shares. Monte Titoli agreed that each time it is designated as proxy by DTC, Monte Titoli will execute a further omnibus proxy transferring its voting power to the persons who hold Certifications issued pursuant to Italian law (Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008).

PROPOSAL 1:

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES

Summary

On December 2, 2014, our Board approved, subject to shareholder approval, an amendment (the “Amendment”) to our Articles of Incorporation to (a) increase the total number of authorized shares from 215,333,333 to 315,333,333 and (b) increase the total number of authorized shares of common stock from 215,000,000 to 315,000,000 shares. Pursuant to this Proposal 1, our shareholders are being asked to approve the Amendment.

The proposed Amendment would replace Section 1 of Article II of our Articles of Incorporation with the following language:

“ARTICLE II

AUTHORIZED CAPITAL STOCK

1. Classes. The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation shall have authority to issue shall be Three Hundred Fifteen Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (315,333,333); the total number of authorized shares of Common Stock shall be Three Hundred Fifteen Million (315,000,000); and the total number of authorized shares of Preferred Stock shall be Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three (333,333).”

Purpose and Rationale for Amendment

The Board believes it is in the best interest of the Company to increase the number of authorized shares of common stock. Article II of our Articles of Incorporation currently authorizes us to issue up to 215,333,333 shares of stock, 215,000,000 of which are designated as common stock, no par value per share, and 333,333 shares of which are designated as preferred stock, no par value per share. As of [            ], 2015, [                ] shares of common stock were issued and outstanding, [                ] shares of common stock were reserved for issuance under the 2007 Equity Incentive Plan, as amended and restated, [                ] shares of common stock were reserved for issuance under our 2007 Employee Stock Purchase Plan, as amended, [                ] shares of common stock were reserved for issuance under outstanding warrants, no shares of common stock were reserved for issuance upon conversion of preferred stock and [                ] shares of common stock were reserved for issuance upon exercise of outstanding restricted share rights. As a result, currently, there are only approximately [                ] shares of authorized common stock available for future issuance under our existing Articles of Incorporation for other corporate purposes.

Adoption of the Amendment would increase the number of authorized shares of common stock by 100,000,000. Our common stock is all of a single class, with equal voting, distribution, liquidation and other rights. The additional shares of common stock to be authorized by adoption of the Amendment would have rights identical to our currently authorized and outstanding shares of common stock. The Amendment would not affect the rights of the holders of currently outstanding common stock, except to the extent additional shares are actually issued, which may have certain effects, including dilution of the earnings per share of current holders of common stock. The Amendment would not change the authorized number of shares of preferred stock.

Shareholders do not have preemptive rights with respect to our common stock. Therefore, should the Board determine to issue additional shares of common stock currently authorized or authorized by the Amendment, existing shareholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

We are proposing the Amendment due to the fact that we anticipate the need to issue additional shares of common stock in the future in connection with one or more of the following:

•	financing transactions, such as public or private offerings of common stock or derivative securities;

•	our equity incentive plans and employee stock purchase plan;

•

debt, warrant or other equity restructuring or refinancing transactions, such as debt or warrant exchanges or offerings of new convertible debt or modifications to existing securities, or as payments of interest on debt securities;

•	acquisitions, strategic partnerships, collaborations, joint ventures, restructurings, divestitures, business combinations and strategic investments;

•	our Shareholder Rights Agreement, dated December 28, 2009, as amended;

•	corporate transactions, such as stock splits or stock dividends; and

•	other corporate purposes that have not yet been identified.

If Proposal 1 is adopted, following the filing of the Amendment with the Secretary of State of the State of Washington, the additional authorized shares of common stock would become issuable upon the approval of the Board at such times, in such amounts, and upon such terms as the Board may determine, without further approval of the shareholders, unless such approval is expressly required by applicable law, regulatory agencies, The NASDAQ Stock Market LLC, Mercato Telematico Azionario stock market in Italy or any other exchange or quotation service on which the Company’s common stock may then be listed. Shareholder approval of this Amendment will not, by itself, cause any change in the Company’s capital accounts. However, any future issuance of additional shares of common stock authorized pursuant to this Proposal 1 would ultimately result in dilution of existing shareholders’ equity interests.

We do not believe that our presently authorized but unissued and unreserved shares of common stock will be sufficient to enable us to raise the capital necessary to fund our future operations. One of the ways the Company has historically raised such capital was by issuing shares of common stock and derivative securities convertible into or exercisable for shares of common stock from time to time. Without additional authorized shares of common stock, the Company will be unable to raise all of the financing it will likely need to maintain its operations. In this regard, we engage from time to time in discussions concerning fund raising opportunities. In addition to such periodic discussions regarding fund raising opportunities, we also engage in periodic discussions with potential partners, collaborators, strategic investors and acquisition candidates as part of our business model. In the event a fund raising or other strategic transaction opportunity were to arise, we may not have sufficient time to seek shareholder approval of a specific transaction given our limited cash resources. The additional authorized shares of common stock would enable us to act quickly in response to capital raising and other strategic transactions that may arise, in most cases without the necessity of holding a special shareholders’ meeting and obtaining further shareholder approval before the issuance of common stock could proceed (except as may be required by applicable law, regulatory agencies, The NASDAQ Stock Market LLC, Mercato Telematico Azionario stock market in Italy or any other exchange or quotation service on which the Company’s common stock may then be listed).

As of the date of this Proxy Statement, the Board has no commitments, arrangements or understandings, written or oral, relating to the issuance of the newly-authorized shares that would be available in the event this Proposal 1 is adopted. However, if this Proposal 1 is adopted by our shareholders and if any discussions regarding a fund raising or strategic transaction come to a definitive understanding, it is possible that we could issue some or all of the newly-authorized shares in one or more such transactions subsequent to the increase in the number of authorized shares pursuant to this Proposal 1. We anticipate that, if Proposal 1 is adopted by our shareholders, we will issue some or all of the newly-authorized shares for fund raising purposes. However, we cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they would enhance shareholder value or that they would not adversely affect our business or the trading price of our common stock. Further, certain of such transactions may require us to incur non-recurring or other charges and may pose significant integration challenges and/or management and business disruptions, any of which could materially and adversely affect our business and financial results. The Company also plans to continue to issue shares of common stock pursuant to its equity incentive plan and its employee stock purchase plan subsequent to the increase in the number of authorized shares.

Determination of the Size of the Proposed Share Increase

In determining the size of the proposed authorized share increase under this Proposal 1, a number of factors were considered, including the number of shares issuable upon conversion or exercise of our outstanding derivative securities (including warrants and securities issued under our equity incentive plans), the need to issue future additional shares under our existing or future equity incentive plans in order to recruit and retain directors, officers, employees and other service providers, and under our existing or future employee stock purchase plan, that we expect to need additional shares in connection with future financing transactions in order to fund our operations or for other potential strategic transactions, and the potential that the Board may determine to effect one or more stock splits (in the form of stock dividends) in the future.

Anti-Takeover Effects

Although this proposal to increase the number of authorized shares of common stock has not been prompted by any current or threatened hostile takeover attempt, shareholders should be aware that approval of this proposal could facilitate future attempts by the Company to oppose changes in control of the Company and to perpetuate our then-current management. For example, without further shareholder approval, the Board could sell shares of our common stock in a private transaction to purchasers who would oppose a takeover attempt or favor our current Board. While the issuance of shares in certain instances may have the effect of forestalling a hostile takeover, as of the date of this Proxy Statement, the Board does not intend or view the increase in authorized common stock as an antitakeover measure, nor are we aware of any proposed or contemplated transaction of this nature.

In addition to the foregoing, existing anti-takeover provisions in our charter documents, in our shareholder rights agreement (the “rights plan”), and under Washington law could have anti-takeover effects. For example, provisions of our Articles of Incorporation and Bylaws that may have an anti-takeover effect include:

•	elimination of cumulative voting in the election of directors;

•	procedures for advance notification of shareholder nominations and proposals;

•	the ability of our Board to amend our Bylaws without shareholder approval; and

•	the ability of our Board to issue shares of preferred stock without shareholder approval upon the terms and conditions and with the rights, privileges and preferences as our Board may determine.

In addition, under our rights plan, an acquisition of 20% or more of our common stock by a person or group, subject to certain exceptions, could result in the exercisability of the preferred stock purchase right accompanying each share of our common stock (except those held by a 20% shareholder, which become null and void), thereby entitling the holder to receive upon exercise, in lieu of a number of units of preferred stock, that number of shares of our common stock having a market value of two times the exercise price of the right. The existence of our rights plan could have the effect of delaying, deterring or preventing a third party from making an acquisition proposal for us and may inhibit a change in control that some, or a majority, of our shareholders might believe to be in their best interest or that could give our shareholders the opportunity to realize a premium over the then-prevailing market prices for their shares.

As a Washington corporation, we are subject to Washington’s anti-takeover statute, which imposes restrictions on some transactions between a corporation and certain significant shareholders. These provisions, alone or together, could have the effect of deterring or delaying changes in incumbent management, proxy contests or changes in control.

Other existing provisions applicable to us that might have a material anti-takeover effect include our executive employment agreements and certain provisions of outstanding employee options and other equity awards that, in each case, accelerate vesting if there is a change in control of our Company.

We have no knowledge of any present efforts to accumulate shares of our common stock in the market or to gain control of us, and we have no present intention to adopt any other provisions or enter into any other arrangements that would have a material anti-takeover effect.

Consequences of Failure to Obtain Shareholder Approval

Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital when needed, and may lose important business opportunities, including to competitors, which could adversely affect our financial performance, growth and ability to continue our operations. As opportunities or circumstances arise that require prompt action frequently arise, it is the belief of the Board that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

Effectiveness of the Amendment; Required Vote and Board Recommendation

If the Amendment is approved by our shareholders, the Amendment will become effective upon its filing with the Washington Secretary of State, which filing is expected to occur promptly after the Special Meeting. If the Amendment is not approved by our shareholders, the Amendment will not be filed and the number of authorized shares of common stock under our Articles of Incorporation will remain unchanged. Our Board reserves the right, notwithstanding shareholder approval of the Amendment and without further action by our shareholders, not to proceed with the filing of the Amendment.

Approval of this Proposal 1 requires the affirmative vote of a majority of votes cast that are present in person, by telephone or by proxy, provided that the affirmative vote for Proposal 1 equals or exceeds 15% of the votes entitled to be cast. If the affirmative vote does not equal or exceed 15% of the votes entitled to be cast, abstentions will have the effect of votes cast against Proposal 1. However, if the affirmative vote equals or exceeds the 15% threshold, then abstentions will not have the effect of votes cast against Proposal 1. If you do not instruct your broker on how to vote the shares in your account for this Proposal 1, brokers will be permitted to exercise their discretionary authority to vote for such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S

AMENDED AND RESTATED ARTICLES OF INCORPORATION.

PROPOSAL 2:

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING,

IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

Summary

If there are insufficient votes at the time of the Special Meeting to adopt Proposal 1, the Board may in its discretion seek to, if necessary or appropriate, adjourn the Special Meeting to solicit additional proxies. In that event, you will be asked to vote only upon this Proposal 2 and not on any other proposals. In this Proposal 2, we are asking shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting. If this Proposal 2 is approved, the Board may in its discretion, if necessary or appropriate, adjourn the Special Meeting to use the additional time to solicit additional proxies in favor of Proposal 1. Even if there are a sufficient number of votes at the time of the Special Meeting to adopt Proposal 1, the Board may in its discretion seek to, if necessary or appropriate, adjourn the Special Meeting to solicit additional proxies.

If it is necessary or appropriate to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to shareholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned (including publication of a notice of the adjourned meeting in an Italian newspaper), unless the Board fixes a new record date, which it must do if the Special Meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the adjourned meeting. If the Board determines it is necessary or appropriate to adjourn the Special Meeting and the record date for the Special Meeting is changed because (i) the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the adjourned meeting and/or (ii) the Board elects to change the record date, a notice of the adjourned meeting will be given to all shareholders pursuant to applicable U.S. and Italian law. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Board Recommendation

Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the shares of our common stock that are voting on this Proposal 2 in person, by telephone or by proxy at the Special Meeting. Abstentions will not be counted in the vote required to approve adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies. If you do not instruct your broker on how to vote the shares in your account for this Proposal 2, brokers will be permitted to exercise their discretionary authority to vote for such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR

APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table provides certain information regarding beneficial ownership of our common stock as of December 8, 2014 by each shareholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock. The table also provides certain information as of December 8, 2014 regarding beneficial ownership of our common stock and that of Aequus Biopharma, Inc., our majority-owned subsidiary (“Aequus”) by (i) each of our directors, (ii) each named executive officer and (iii) all directors and executive officers as a group:

	CTI BioPharma Corp. Common Stock				Aequus Biopharma, Inc. Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Shares Subject to Convertible Securities(2)	Percentage Ownership(1)	Number of Shares Beneficially Owned(1)	Shares Subject to Convertible Securities(2)	Percentage Ownership(1)
5% or More Shareholders:
Baxter International, Inc.(3)	15,673,981		—	10.8%	—		—
BlackRock, Inc.(4)	8,653,975		—	5.90%	—		—
FMR LLC(5)	7,134,427		—	5.46%	—		—
Directors and named executive officers of the Company:(6)
John H. Bauer**	643,870	(7)	103,179	*	—	—	—
James A. Bianco, M.D.**	1,868,250	(8)	500,741	1.06%	1,000,000	—	4.38%
Louis A. Bianco	591,504	(9)	200,428	*	200,000	—	*
Karen Ignagni**(10)	66,192		—	*	—	—	—
Richard L. Love**	588,969	(11)	103,180	*	—	—	—
Mary O. Mundinger, DrPH**	446,054	(12)	103,195	*	—	—	—
Phillip M. Nudelman, Ph.D.**	557,895	(13)	153,202	*	—	—	—
Matthew J. Plunkett, Ph.D.	705,968	(14)	300,000	*	—	—	—
Jack W. Singer, M.D.**	998,804	(15)	200,428	*	1,000,000	—	4.38%
Frederick W. Telling, Ph.D.**	480,861	(16)	103,169	*	300,000	—	1.31%
Reed V. Tuckson, M.D.**	615,386	(17)	102,200	*
All directors and executive officers as a group (11 persons)	7,563,753	(18)	1,869,722	4.24%	2,500,000	—	10.94%

*	Less than 1%.
**	Denotes director of the Company.
(1)	Beneficial ownership generally includes voting or investment power with respect to securities and is calculated based on 176,496,241 shares of our common stock outstanding as of December 8, 2014 and 22,850,000 of Aequus’ common stock outstanding as of December 8, 2014. This table is based upon information supplied by officers, directors and other investors including, as to our common stock, information from Schedules 13D, 13G and 13F and Forms 3 and 4 filed with the SEC. Shares of common stock subject to options, warrants or other securities convertible into common stock that are currently exercisable or convertible, or exercisable or convertible within sixty (60) days of December 8, 2014 are deemed outstanding for computing the percentage of the person holding the option, warrant or convertible security but are not deemed outstanding for computing the percentage of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of stock beneficially owned.
(2)	Shares subject to convertible securities included in this column reflect all options, warrants and convertible debt held by the holder exercisable within sixty (60) days after December 8, 2014. These shares are also included in the columns titled “Number of Shares Beneficially Owned.”
(3)

Beneficial ownership is as of November 15, 2013 and is based on information contained in the Schedule 13G filed with the SEC on November 25, 2013. The Schedule 13G states that (a) Baxter International Inc. has share voting and dispositive power over 15,673,981 shares of our common stock, and (b) Baxter Healthcare S.A. has shared voting and dispositive power over 15,673,981 shares of our common stock. The total 15,673,981 shares of our common stock beneficially owned by Baxter International Inc. and Baxter Healthcare S.A. represents shares of our common stock received by Baxter Healthcare SA, an indirect wholly-owned subsidiary of Baxter International Inc., upon the conversion of 30,000 shares of the Company’s Series 19 Preferred Stock acquired by Baxter Healthcare SA on November 15, 2013. Baxter International Inc., as the ultimate parent of Baxter Healthcare SA, may be deemed to indirectly beneficially own such shares. Baxter Healthcare SA effected the conversion of all of its shares of Series 19 Preferred Stock on November 25, 2013. The address of Baxter Healthcare SA is Thurgauerstrasse 130, Glattpark (Opfikon), Switzerland 8152. The address of Baxter International Inc. is One Baxter Parkway, Deerfield, Illinois 60015, U.S.A.
(4)	Beneficial ownership is as of December 31, 2013 and is based on information contained in the Schedule 13G filed with the SEC on January 28, 2014 by BlackRock, Inc. The Schedule 13G states that Blackrock, Inc. has sole voting power over 8,471,319 shares of our common stock and sole dispositive power over 8,653,975 shares of our common stock. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022, U.S.A.
(5)	Beneficial ownership is as of December 31, 2013 and is based on information contained in the Schedule 13GA Amendment No. 2 filed with the SEC on February 14, 2014 by FMR LLC and its chairman, Edward C. Johnson 3d. Such amendment states that FMR LLC is deemed to be the beneficial owner of the shares shown in the table above by virtue of its control over Fidelity SelectCo, LLC, which in turn is deemed to be the beneficial owner of its shares as a result of its acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. The Schedule 13GA further states that (a) FMR LLC has sole has sole voting power over 7,134,427 shares of our common stock and (b) Mr. Johnson has sole has sole voting power over 7,134,427 shares of our common stock. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210, U.S.A.
(6)	The address of our current directors and executive officers listed is 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A.
(7)	Number of shares beneficially owned does not include 58,320 shares of unvested restricted stock, all of which have contingent vesting terms and will vest based on the achievement of certain performance goals.
(8)	Number of shares beneficially owned includes 437,999 shares of unvested restricted stock, and does not include 583,217 shares which have contingent vesting terms and will vest based on the achievement of certain performance goals.
(9)	Number of shares beneficially owned includes 131,400 shares of unvested restricted stock, and does not include 236,858 shares which have contingent vesting terms and will vest based on the achievement of certain performance goals. Includes 37 shares held by Mr. Bianco in trust for his children.
(10)	Ms. Ignagni was appointed to the Board effective January 31, 2014.
(11)	Number of shares beneficially owned does not include 58,320 shares of unvested restricted stock, all of which have contingent vesting terms and will vest based on the achievement of certain performance goals.
(12)	Number of shares beneficially owned does not include 58,320 shares of unvested restricted stock, all of which have contingent vesting terms and will vest based on the achievement of certain performance goals.
(13)	Number of shares beneficially owned does not include 87,481 shares of unvested restricted stock, all of which have contingent vesting terms and will vest based on the achievement of certain performance goals.
(14)	Number of shares beneficially owned includes 164,733 shares of unvested restricted stock.
(15)	Number of shares beneficially owned includes 131,400 shares of unvested restricted stock, and does not include 236,858 shares which have contingent vesting terms and will vest based on the achievement of certain performance goals.
(16)	Number of shares beneficially owned does not include 58,320 shares of unvested restricted stock, all of which have contingent vesting terms and will vest based on the achievement of certain performance goals.
(17)	Number of shares beneficially owned does not include 58,320 shares of unvested restricted stock, all of which have contingent vesting terms and will vest based on the achievement of certain performance goals.
(18)	865,532 shares of unvested restricted stock for all directors and executive officers as a group. This does not include 1,436,014 shares which are performance-based and would vest as described in the above footnotes. Shares beneficially owned does not include unvested restricted stock which, as described in the Compensation Discussion and Analysis contained in the Company’s Proxy Statement as filed with the SEC on March 28, 2014, have contingent vesting terms based on the achievement of four different performance goals, subject to the goal’s achievement before December 31, 2016, and the individual’s continued employment or service with us.

Shareholder Proposals for the 2015 Annual Meeting of Shareholders

The deadline for proposals for the 2015 annual meeting of shareholders of the Company to be considered for inclusion in the Company’s 2015 proxy statement has passed. Shareholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and intended for inclusion in the proxy statement related to 2015 annual meeting of shareholders were required to be sent to our Corporate Secretary at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A. and had to be received by November 27, 2014. Procedures for submitting shareholder proposals for our 2016 annual meeting of shareholders will be included in our 2015 proxy statement in connection with our 2015 annual meeting of shareholders.

Under our Bylaws, a shareholder may recommend a person as a nominee for director by writing to our Corporate Secretary in accordance with the delivery methods and other specifications described in our Bylaws. Notice of a nomination of a candidate for election as a director or any other shareholder proposal to be made at the annual meeting (whether or not included in the proxy statement) must be received by February 21, 2015. If a shareholder gives notice of such proposal after such date, proxy holders will be allowed to use their discretionary voting authority to vote the shares they represent as the Board may recommend, which may include a vote against the shareholder proposal when and if the proposal is raised at our 2015 annual meeting of shareholders. If we change the date of our next annual meeting of shareholders by more than 30 days from the date of the previous year’s annual meeting of shareholders, then the deadlines are a reasonable time before we begin to print and send proxy materials to our shareholders.

As set forth in our Bylaws, each notice of nomination should contain the following information: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of the company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated, or intended to be nominated, by the Board; and (v) the consent of each nominee to serve as a director of the Company if so elected.

The Nominating and Governance Committee of the Board considers shareholder recommendations of nominees for election to the Board if they comply with the foregoing Bylaw requirements and are accompanied by a comprehensive written resume of the recommended nominee’s business experience and background and a consent in writing, signed by the recommended nominee, that he or she is willing to be considered as a nominee and, if nominated and elected, he or she will serve as a director. Properly communicated shareholder recommendations will be considered in the same manner as recommendations received from other sources. Shareholders should send their written recommendations of nominees accompanied by the aforesaid documents to our principal executive offices addressed to: CTI BioPharma Corp., Attention: Corporate Secretary, 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A.

Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, U.S.A. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access our SEC filings.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning us (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to our Corporate Secretary at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, U.S.A. We undertake to provide required copies by first class mail or other equally prompt means within one business day of receipt of such request. If you would like to request documents, please do so by [            ], 2015, in order to receive them before the Special Meeting.

Delivery of Documents to Shareholders Sharing an Address

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy materials unless we receive contrary instructions from one or more of such shareholders. Upon oral or written request, we will deliver promptly a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of proxy materials was delivered. If you are a shareholder of record at a shared address to which we delivered a single copy of the proxy materials and you desire to receive a separate copy of the proxy materials for the Special Meeting or for our future meetings, or if you are a shareholder at a shared address to which we delivered multiple copies of the proxy materials and you desire to receive one copy in the future, please submit your request to the Householding Department of Broadridge Financial Solutions, Inc. at 51 Mercedes Way, Edgewood, New York 11717, U.S.A. or at 1-800-542-1061. If you are a beneficial shareholder, please contact your bank, broker, trustee or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

Other Business

As of the date of this Proxy Statement, the Company knows of no other business that will be presented for action at the Special Meeting.

By Order of the Board of Directors,

Louis A. Bianco Executive Vice President, Finance & Administration

Seattle, Washington

[            ], 2015

PRELIMINARY PROXY CARD

CTI BIOPHARMA CORP 3101 WESTERN AVENUE, SUITE 600 SEATTLE, WA 98121

VOTE BY INTERNET—www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1 and 2

(1)	Approval of an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 215,333,333 shares to 315,333,333 shares and to increase the total number of authorized shares of common stock from 215,000,000 shares to 315,000,000 shares.	For ☐	Against ☐	Abstain ☐

(2)	Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1.	☐	☐	☐

Note:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and all adjournments and postponements thereof.

For address change/comments, mark here.			☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) on the stock certificate(s).

When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations,

partnerships and associations and give his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

CTI BIOPHARMA CORP

Special Meeting of Shareholders

            , 2015 [            ] AM PT

This proxy is solicited by the Board of Directors

The undersigned shareholder(s) hereby appoint(s) James A. Bianco, M.D. and Phillip M. Nudelman, Ph.D., or either of them, as proxies, with full power of substitution, to represent and vote for, and on behalf of, the shareholder(s), the number of shares of common stock of CTI BioPharma Corp. that the shareholder(s) would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on [            ], 2015, or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL, and, in the proxies’ discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

To be signed on reverse side

PRELIMINARY PROXY CARD

[ITALIAN PROXY CARD]

DELEGA DI VOTO

CTI BioPharma Corp.

Assemblea Straordinaria degli Azionisti

[            ], 2015

La presente delega è proposta per conto del Consiglio di Amministrazione

L’/Gli azionista/i il/i cui nominativo/i compare/compaiono sull’allegata certificazione di partecipazione al sistema di gestione accentrata di Monte Titoli S.p.A., rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 2 febbraio 2008, delega/delegano con la presente James A. Bianco, M.D. e Philip M. Nudelman, Ph.D., e ciascuno con il potere di nominare propri sostituti, a rappresentarlo/li nell’Assemblea Straordinaria degli Azionisti di Cell Therapeutics Inc. che si terrà il [            ], 2015 ed in ogni successiva convocazione o rinvio della stessa, nonché ad esercitare i diritti di voto connessi alle azioni ordinarie di CTI BioPharma Corp. rispetto alle quali il/i sottoscritto/i avrebbe/avrebbero il potere di votare qualora fosse/fossero personalmente presente/i nell’Assemblea Straordinaria.

La presente delega, debitamente sottoscritta ed inviata congiuntamente alla certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008, conferisce il potere di votare conformemente alle seguenti istruzioni ricevute dal/i socio/i. NEL CASO IN CUI NON SIA CONTENUTA ALCUNA ISTRUZIONE, LA PRESENTE DELEGA CONFERISCE IL POTERE DI VOTARE “A FAVORE” DI TUTTE LE PROPOSTE e, a discrezione dei soggetti delegati, in ogni altra materia che dovesse essere propriamente presentata in Assemblea o in ogni successiva convocazione o rinvio della stessa.

L’/Gli Azionista/i fornisce/forniscono le seguenti istruzioni di voto:

(1)	Approvazione di una modifica dell’Atto Costitutivo della Società, come modificato e riconfermato, al fine di aumentare il numero totale delle azioni autorizzate da 215.333.333 a 315.333.333 e di aumentare il numero totale delle azioni autorizzate ordinarie da 215.000.000 a 315.000.000.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(2)	Approvazione dell’aggiornamento dell’Assemblea Straordinaria, se necessario o appropriato, al fine di sollecitare ulteriori deleghe qualora vi siano voti insufficienti nel momento in cui l’Assemblea Straordinaria sia chiamata a deliberare sulla Proposta 1.	A FAVORE ☐	CONTRO ☐	ASTENUTO ☐

(3)	Trattazione di qualsiasi altra questione che possa validamente essere proposta all’esame dell’Assemblea Straordinaria e in occasione di tutti i relativi aggiornamenti e rinvii.

ISTRUZIONI DI VOTO

(a)	Firmare e datare la presente delega nell’apposito spazio qui sotto.

(b)	Trasmettere SIA la delega firmata SIA la certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008 (o una copia integrale della stessa) al seguente indirizzo, o per posta o via fax:

CTI BioPharma Corp.

Attn: Corporate Secretary

3101 Western Avenue, Suite 600

Seattle, WA 98121, U.S.A.

FAX: +1 (206) 284-6206

(c)	È NECESSARIO allegare alla presente delega la certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008 (o una copia integrale della stessa) perché il proprio voto venga computato.

(d)	Scadenza: la delega dovrà essere ricevuta al suddetto indirizzo (per posta o per fax) non più tardi del [ ] 2015. Qualora provvediate all’invio della documentazione per posta successivamente al [ ] 2015, si consiglia vivamente di inviare la stessa anche via fax al numero suddetto.

Tutte le altre deleghe di voto precedentemente conferite dal sottoscritto in relazione alle azioni ordinarie di CTI BioPharma Corp., in base alle quali il sottoscritto avrebbe il potere di votare nell’Assemblea Straordinaria o in ogni sua ulteriore convocazione o rinvio sono espressamente revocate.

Siete pregati di sottoscrivere la presente delega in modo leggibile, indicando il Vostro nominativo, corrispondente a quello riportato nella certificazione rilasciata dall’intermediario ai sensi degli articoli 21 e ss. del Regolamento adottato dalla Banca d’Italia e dalla Consob in data 22 febbraio 2008. Qualora l’azione sia cointestata, ciascuno dei cointestatari dovrà sottoscrivere la presente delega. Se si sottoscrive in qualità di procuratore, esecutore, curatore, fiduciario o tutore occorre specificare tale titolo. Le società di capitali, società di persone e associazioni sottoscrivono tramite un legale rappresentante che dovrà indicare tale titolo.

FIRMA (si prega di firmare nell’apposito spazio) _____________  DATA _____________

FIRMA (COINTESTATARI) _____________  DATA _____________

[ITALIAN PROXY CARD (English translation)]

CTI BioPharma Corp.

Special Meeting of the Shareholders

[            ], 2015

This Proxy is Solicited on Behalf of the Board of Directors

The shareholder(s) whose name(s) appear(s) on the enclosed certifications(s) of participation in the Central Depository System of Monte Titoli S.p.A., issued by authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008, hereby appoint(s) James A. Bianco, M.D. and Phillip M. Nudelman, Ph.D., and each of them, as proxies, with full power of substitution, to represent and vote for, and on behalf of, the shareholder(s), the number of shares of common stock of CTI BioPharma Corp. that the shareholder(s) would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on [            ], 2015, or at any adjournment or postponement thereof.

This proxy, when properly executed and submitted together with your certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008, will be voted in the manner directed herein by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH ITEM and, in the proxies’ discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

The shareholder(s) direct(s) that this proxy be voted as follows:

(1)	Approval of an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 215,333,333 shares to 315,333,333 shares and to increase the total number of authorized shares of common stock from 215,000,000 shares to 315,000.000 shares.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2)	Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt Proposal 1.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	Transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

VOTING INSTRUCTIONS

(a)	Please sign and date this card in the space provided below.

(b)	Please submit BOTH this signed proxy card AND the certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008, (or a complete copy) to the following address either by mail or by fax:

CTI BioPharma Corp.

Attn: Corporate Secretary

3101 Western Avenue, Suite 600

Seattle, WA 98121, U.S.A.

FAX: +1 (206) 284-6206

(c)	You MUST include the certification issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008 (or a complete copy) together with this proxy card for your vote to be counted.

(d)	Deadline: Your proxy card must be received at the above address (by mail or fax) no later than [ ], 2015. If you are depositing your vote in the mail after [ ], 2015, the Company recommends that you also submit the papers by fax to the above number.

All other proxies heretofore given by the undersigned to vote shares of stock of CTI BioPharma Corp., which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

Please sign exactly as your name(s) appear(s) on the stock certifications(s) issued by the authorized intermediaries pursuant to Section 21 (and the following sections) of the Regulation enacted by the Bank of Italy and CONSOB on February 22, 2008. When shares are held jointly, each person must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

SIGNATURE (PLEASE SIGN WITHIN BOX) _____________  DATE _____________

SIGNATURE (JOINT OWNERS) _____________  DATE _____________